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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2005


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                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)


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            Cayman Islands               1-10809                98-0191089
    (State or other jurisdiction       (Commission          (I.R.S. Employer
          of incorporation)            File Number)        Identification No.)

             XL House, One Bermudiana Road, Hamilton, Bermuda HM 11
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (441) 292 8515

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

     On September 30, 2005, XL Capital Ltd, a Cayman Islands company (the "Company"), together with its wholly-owned subsidiaries X.L. America, Inc., a Delaware corporation ("XLA"), XL Insurance (Bermuda) Ltd, a Bermuda exempted company ("XLI"), and XL Re Ltd, a Bermuda exempted company ("XLRe" and, together with the Company, XLA and XLI, the "Account Parties"), entered into a Master Standby Letter of Credit and Reimbursement Agreement (the "Agreement") with National Australia Bank Limited, New York Branch (the "Bank").

     The Agreement provides for letters of credit in aggregate principal amount not exceeding $150,000,000 at any one time outstanding. Fees and interest, if any, payable under the Agreement shall be determined pursuant to the terms set forth therein. The Bank's commitment under the Agreement will terminate on the earlier of (i) September 29, 2006 and (ii) upon an event of default. The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

     The Bank and/or its affiliates have, from time to time, performed various commercial banking and financial advisory services for the Account Parties in the ordinary course of business.


Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an
           Off-Balance Sheet Arrangement of a Registrant.

     The information contained in Item 1.01 of this Current Report on Form 8-K concerning the Agreement is incorporated by reference herein.


Item 9.01. Financial Statements and Exhibits.

         (c) Exhibits. The following exhibits are filed herewith:

      Exhibit No.   Description
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          10.1      Master Standby Letter of Credit and Reimbursement Agreement,
                    dated as of September 30, 2005, by and among XL Capital Ltd, X.L. America, Inc., XL Insurance (Bermuda) Ltd and XL Re
                    Ltd, as Account Parties, and National Australia Bank
                    Limited, New York Branch.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 5, 2005

                              XL CAPITAL LTD
                                  (Registrant)


                              By:  /s/ Fiona Luck
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                                   Name:   Fiona Luck
                                   Title:  Executive Vice President,
                                           Global Head of Corporate Services &
                                           Assistant Secretary